LIBERTY NEWPORT ASIA PACIFIC FUND
                           LIBERTY NEWPORT EUROPE FUND
                       LIBERTY NEWPORT GREATER CHINA FUND
                    LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND
                           LIBERTY NEWPORT TIGER FUND
                        LIBERTY INTERNATIONAL EQUITY FUND
                      LIBERTY EUROPEAN THEMATIC EQUITY FUND
                       LIBERTY GLOBAL THEMATIC EQUITY FUND
                  (collectively "Liberty International Funds")
                                 Class Z Shares

                         Supplement to the Prospectuses
                   Replacing Supplement dated January 3, 2003

1. Effective February 10, 2003, a redemption fee of 2% of redemption proceeds will be imposed on redemptions (including redemptions by exchange) of Class Z shares of Liberty International Funds that were owned for 60 days or less. The redemption fee will be deducted from your redemption proceeds and retained by the Fund to help cover the costs of short-term investments to the Fund and its long-term shareholders. The redemption fee will not apply to (i) shares purchased through reinvestment of dividends and distributions; (ii) shares redeemed by exchange into another fund distributed by Liberty Funds Distributor, Inc. that has a redemption fee; or (iii) shares held for any client of Fleet National Bank (Fleet) or one of its subsidiaries through a discretionary asset management arrangement with Fleet or the subsidiary. In the case of 401(k) plans, the redemption fee is applied at the participant level or, for plans that are unable to apply the redemption fee at the participant level, the plan level. The redemption fee will be applied assuming that shares held the longest are redeemed first. Shares purchased prior to February 10, 2003 are not subject to the redemption fee. The Fund, in its sole discretion, may temporarily waive the redemption fee for 401(k) plans that are in the process of liquidating their Fund investment or adding the Fund as an investment option.

2. The following risk disclosure is added under the heading "Principal Investment Risks":

Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers are short-term investors who buy shares of the Fund with the goal of selling the shares quickly for a profit. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to an increase in the Fund's NAV on the next pricing day. Market timing activity may be disruptive to fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, may negatively impact the investment returns of longer-term shareholders. Although the Fund attempts to discourage market timing activities, it may be unable to prevent all market timing.

G-36/832M-0203                                                  February 6, 2003